BT INSTITUTIONAL FUNDS

Prospective
    Investor                             Copy #
            ---------------------              ----------------------



                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                    ----------------------------------------

                       INSTITUTIONAL TREASURY ASSETS FUND


                                October 27, 1998

                           As Revised April 14, 1999




INVESTMENT ADVISER AND ADMINISTRATOR
BANKERS TRUST COMPANY

PLACEMENT AGENT
ICC DISTRIBUTORS, INC.
TWO PORTLAND SQUARE
PORTLAND, ME 04101

                            DO NOT COPY OR CIRCULATE


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                    (BULLET) BT INSTITUTIONAL FUNDS (BULLET)

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                       INSTITUTIONAL TREASURY ASSETS FUND


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                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
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                                 APRIL 30, 1998


                           AS REVISED APRIL 14, 1999


The Institutional Treasury Assets Fund (the "Fund") seeks a high level of current income consistent with liquidity and the preservation of capital. The Fund will attempt to achieve its objectives through investment in obligations issued or guaranteed by the U.S. Treasury ("Treasuries"), obligations issued or guaranteed as to the payment of principal or interest by the U.S. government or its agencies, authorities or instrumentalities ("U.S. Government Obligations") and repurchase agreements collateralized by such obligations. The Fund is a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is a diversified series of BT Institutional Funds, a Massachusetts Business Trust (the "Trust"). Bankers Trust Company ("Bankers Trust") serves as the Fund's investment adviser (the "Adviser"). The Fund is a management investment company commonly known as a money market fund.

Please read this Confidential Private Offering Memorandum (the "Memorandum") carefully before investing and retain it for future reference. It contains important information about the Fund that investors should know before investing.

A Confidential Statement of Additional Information with respect to the Fund ("SAI") with the same date has been filed with the Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference. A copy of the SAI is available without charge by calling the Fund at 1-800-368-4031.

Three copies of a Subscription Agreement for use in subscribing to purchase shares of the Fund accompany delivery of this Memorandum. In order to purchase shares of the Fund, a prospective investor must satisfactorily complete, execute and deliver each copy of the Subscription Agreement to Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE FUND INTENDS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE ("NAV"), ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.


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THE SECURITIES DESCRIBED HEREIN ARE OFFERED PURSUANT TO AN EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY OF ANY JURISDICTION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE BEING OFFERED FOR INVESTMENT ONLY TO INVESTORS WHO QUALIFY AS BOTH (1) "ACCREDITED INVESTORS" AS DEFINED UNDER REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (2) INSTITUTIONAL INVESTORS. SHARES OF THE FUND ARE NOT BEING OFFERED TO INDIVIDUALS OR TO ENTITIES ORGANIZED FOR THE PURPOSE OF INVESTING ON BEHALF OF INDIVIDUALS.

INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY MEET CERTAIN FINANCIAL REQUIREMENTS AND THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS, RISKS AND MERITS OF AN INVESTMENT IN THE FUND.

NO RESALE OF SHARES MAY BE MADE UNLESS THE SHARES ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS BEEN PREPARED ON A CONFIDENTIAL BASIS SOLELY FOR THE INFORMATION OF THE RECIPIENT AND MAY NOT BE REPRODUCED, PROVIDED TO OTHERS OR USED FOR ANY OTHER PURPOSE.

NO PERSON HAS BEEN AUTHORIZED TO MAKE REPRESENTATIONS OR GIVE ANY INFORMATION WITH RESPECT TO THE SHARES, EXCEPT THE INFORMATION CONTAINED HEREIN OR IN THE TRUST'S REGISTRATION STATEMENT FILED UNDER THE 1940 ACT.

FOR GEORGIA INVESTORS

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.


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TABLE OF CONTENTS
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                                                                            PAGE
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Summary of Fund Expenses...................................................... 4



Financial Highlights.......................................................... 5



Investment Objective and Policies............................................. 6



Risk Factors.................................................................. 7



Net Asset Value............................................................... 8



Purchase and Redemption of Shares............................................. 8



Dividends, Distributions and Taxes............................................ 9



Performance Information and Reports...........................................10



Management of the Fund and Trust..............................................10

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SUMMARY OF FUND EXPENSES
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The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund and the estimated aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund.

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
ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)
Investment Advisory Fee (after reimbursements or waivers)..................................................        0.04%
12b-1 Fee..................................................................................................        None
Other expenses (after reimbursements or waivers)...........................................................        0.12%
                                                                                                                   ----
Total operating expenses (after reimbursements or waivers).................................................        0.16%
                                                                                                                   ----
EXAMPLE:                                                                    1 year     3 years     5 years     10 years
                                                                            -------    --------    --------    --------
You would pay the following expenses on a $1,000
  investment, assuming: (1) 5% annual return and (2) redemption
  at the end of each time period.........................................     $2          $5          $9         $21

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The expense table and the example above show the estimated costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee. Without such waiver, the Fund's investment advisory fee would be equal to 0.15%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.16% of the Fund's average net assets annually. In the absence of this undertaking, for the period ended December 31, 1997, the total operating expenses would have been equal to approximately 0.97% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.


Shares of the Fund are sold by ICC Distributors, Inc. ("ICC") as the Fund's placement agent (the "Placement Agent") primarily to institutional customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.


For more information with respect to the expenses of the Fund see "Management of the Fund and Trust" herein.

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FINANCIAL HIGHLIGHTS
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The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for the period indicated and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.


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
                                                                                                       FOR THE PERIOD
                                                                                                      DECEMBER 1, 1997
                                                                                                      (COMMENCEMENT OF
                                                                                                       OPERATIONS) TO
                                                                                                        DECEMBER 31,
                                                                                                            1997
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PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period...............................................................       $ 1.0000
                                                                                                          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income............................................................................         0.0046
  Net Realized Gain from Investment Transactions...................................................         0.0000+
                                                                                                          --------
Total from Investment Operations...................................................................         0.0046
                                                                                                          --------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income............................................................................        (0.0046)
                                                                                                          --------
NET ASSET VALUE, END OF PERIOD.....................................................................       $ 1.0000
                                                                                                          --------
                                                                                                          --------
TOTAL INVESTMENT RETURN FOR PERIOD.................................................................           0.46%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted).........................................................       $ 94,386
  Ratios to Average Net Assets:
    Net Investment Income..........................................................................           5.43%*
    Expenses.......................................................................................           0.16%*
    Decrease Reflected in Above Expense Ratio Due to Absorption of Expenses by Bankers Trust.......           0.81%*

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* Annualized.
+ Less than $0.0001.

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Further information about the Fund's performance is contained in the Fund's
Annual Report dated December 31, 1997, which can be obtained free of charge.

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INVESTMENT OBJECTIVE AND POLICIES
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The Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

There can be no assurance that the investment objective of the Fund will be achieved. The Fund's investment objective is not a fundamental policy and may be changed upon 30 days written notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light on their then-current needs.

The Fund will attempt to achieve its investment objectives by investing only in
(a) Treasuries, including but not limited to Treasury bills, notes and bonds,
(b) U.S. Government Obligations and (c) repurchase agreements collateralized by such obligations. While Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest, the market value of both Treasuries and U.S. Government Obligations are not guaranteed and may rise and fall in response to changes in interest rates. The shares of the Fund are not guaranteed or insured by the U.S. government. The Fund will maintain at least 65% of its investments in Treasuries or repurchase agreements collateralized by Treasuries.

U.S. GOVERNMENT OBLIGATIONS. Obligations of certain agencies and instrumentalities of the U.S. government such as short-term obligations of the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with counterparties approved by the Fund's Board of Trustees. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying Treasury or U.S. Government Obligation for a relatively short period, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights. Bankers Trust, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those counterparties with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement it will earmark cash, U.S. Government Obligations or other high grade, liquid debt instruments having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Fund for purposes of the limitations described in "Additional Investment Limitations" below and in the SAI. The Fund may only enter into reverse repurchase agreements for temporary purposes and not for leverage.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time as the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the

                                       6


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securities depends on the occurrence of a subsequent event.

Securities purchased on a when-issued or delayed delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, the Fund will segregate with the Fund's custodian liquid instruments in an amount at least equal to the when-issued or delayed-delivery commitment.

QUALITY AND MATURITY OF THE FUND'S SECURITIES

The Fund will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Fund invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase, and will be denominated in U.S. dollars.

ADDITIONAL INVESTMENT LIMITATIONS

The Fund is subject to Rule 2a-7 under the 1940 Act which generally requires that a fund not invest more than 5% of its total assets in the obligations of any one issuer. However, these limitations are not applicable with respect to Treasuries and U.S. Government Obligations, and repurchase agreements collateralized thereby, which may be purchased without limitation. The Fund is also authorized to borrow, including entering into reverse repurchase transactions, in an amount up to 5% of its total assets for temporary purposes, but not for leverage, and to pledge its assets to the same extent in connection with these borrowings. At the time of an investment, the Fund's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Fund), illiquid securities, and securities lacking readily available market quotations will not exceed 10% of the Fund's net assets. If changes in the liquidity of certain securities cause the Fund to exceed such 10% limit, the Fund will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Fund.

The SAI contains further information on the Fund's policies and the Fund's investment restrictions.

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RISK FACTORS
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The Fund adheres to the following practices which enable the Fund to attempt to maintain a $1.00 share price: limiting average maturity of the securities held by the Fund to 90 days or less; buying securities which mature, or are deemed to mature, in 397 days or less as determined under Rule 2a-7 under the 1940 Act; and buying only high quality securities with minimal credit risks. The Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Fund invests in high quality money market securities, investors should be aware that an investment in the Fund is not without risk. All money market instruments, including Treasuries and U.S. Government Obligations, can change in value when interest rates or an issuer's creditworthiness changes.

It is expected that money used to purchase Fund shares will be comprised primarily of cash received from Bankers Trust clients. It is expected that the majority of investors in the Fund will issue standing orders, effective in the afternoon of each day on which the Fund is open (each such day, a "Valuation Day"), to "sweep" into the Fund cash balances remaining in accounts at Bankers Trust. Because the Fund may receive significant purchase orders late in a Valuation Day, this may impact the Fund's ability to optimize cash management. To assist the Fund in remaining fully invested, pursuant to its request, the Fund has received an order from the SEC granting the Fund and Bankers Trust permission to jointly enter into repurchase agreements with non-affiliated banks, broker-dealers or other issuers with respect to amounts to be received on any day. Such investments will be apportioned between the Fund and Bankers Trust in such a manner as to maximize the investment of cash by the Fund.

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NET ASSET VALUE
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On each Valuation Day, the NAV per share of the Fund is calculated at 3:00 p.m.,
Eastern time. The Fund is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King, Jr.'s Birthday (the third Monday in January), Good Friday, Presidents' Day (the third Monday in February), Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November
11th), Thanksgiving Day (the last Thursday in November), and December 25th; and
(b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is computed by dividing the value of the Fund's assets, less all liabilities, by the total number of its shares outstanding. The Fund's NAV per share will normally be $1.00.

The Fund values its portfolio securities by using the amortized cost method of valuation. This method involves valuing each security held by the Fund at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Fund will not be reflected in the Fund's NAV. All cash receivables and current payments are valued at face value. Other assets are valued at fair value as determined in good faith by the Fund's Board of Trustees.

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PURCHASE AND REDEMPTION OF SHARES
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PURCHASE OF SHARES

The Fund accepts purchase orders for shares of the Fund at the NAV per share of the Fund next determined on each Valuation Day. See "Net Asset Value" herein. There is no sales charge on the purchase of shares. There is no minimum required initial investment amount. Shares of the Fund may be purchased in only those states where they may be lawfully sold. The Fund and Edgewood reserve the right to reject any purchase order.

Investors in the Fund must qualify as both (1) "Accredited Investors" as defined under Regulation D of the Securities Act of 1933, as amended and (2) institutional investors.

Purchase orders for shares of the Fund will receive, on any Valuation Day, the net asset value next determined following receipt by the Service Agent and transmission to Bankers Trust, as the Trust's transfer agent (the "Transfer Agent") of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent prior to 3:00 p.m. Eastern time and payment in the form of federal funds is received on that day by Bankers Trust, as the Trust's custodian (the "Custodian"), the shareholder will receive the dividend declared on that day. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 3:00 p.m. (Eastern time), the shareholder will receive the dividend declared on the following day even if the Custodian receives federal funds on that day.

Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, including Bankers Trust, in connection with customers' accounts. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account with Bankers Trust to or from the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by the Transfer Agent. The Transfer Agent may subcontract with other service providers to perform certain services.

REDEMPTION OF SHARES

Shareholders may redeem shares at the net asset value per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to 3:00 p.m. Eastern time on each Valuation Day

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will be redeemed at the net asset value per share next determined and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption. Redemption requests received by the Service Agent and transmitted to the Transfer Agent after 3:00 p.m. (Eastern time) on each Valuation Day will be redeemed at the net asset value per share next determined and redemption proceeds normally will be delivered to the shareholder's account with the Service Agent the following day; shares redeemed in this manner will receive the dividend declared on the day of the redemption. Payments for redemptions will in any event be made within seven calendar days following receipt of the request.

Service Agents may allow redemptions by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption privilege. The Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
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The Trust intends for the Fund to qualify annually and to elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

Provided that the Fund continues to qualify as a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a federal income tax liability.

The Fund determines its net income and realized capital gains, if any, on each Valuation Day at 3:00 p.m. Eastern time. The Fund declares dividends from its net income on each Valuation Day and pays dividends monthly. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of the Fund's realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually in cash at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs the Fund to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund.

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income, provided that such shareholder is not a tax-exempt entity. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction applicable to corporations. Shareholders should consult their own tax adviser concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

The Trust is organized as a Massachusetts Business Trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

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PERFORMANCE INFORMATION AND REPORTS
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From time to time, the Fund may report its "current yield" and/or "effective yield" to investors. The Fund will not publicly advertise its performance, nor make its performance figures available to reporting services. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the report). This income is then "annualized;" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

Yield is a function of the quality, composition and maturity of the securities held by the Fund and operating expenses of the Fund. In particular, the Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of the Fund will tend to be somewhat lower than prevailing market rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested by the Fund in instruments producing higher yields than the balance of the Fund's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield.

From time to time reports to shareholders may compare the yield of the Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Fund might be compared with, for example, the IBC U.S. Treasury and Repo Average, which is an average compiled by IBC Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of the Fund might be compared with rankings prepared by Lipper Analytical Service, Inc., which is a widely recognized, independent service that monitors the investment performance of mutual funds.

Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including a listing of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

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MANAGEMENT OF THE FUND AND TRUST
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BOARD OF TRUSTEES

The affairs of the Fund and Trust are managed under the supervision of the Trust's Board of Trustees (referred to herein as the "Fund's Board of Trustees"). For more information with respect to the Fund's Board of Trustees, see "Management of the Trust" in the SAI. By virtue of the responsibilities assumed by Bankers Trust, as administrator of the Trust, the Trust does not need employees other than its executive officers. None of the executive officers of the Trust devotes full time to the affairs of the Fund or Trust.

INVESTMENT ADVISER

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to serving the needs of corporations, Government, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built in a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and

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passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.


On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.



As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.



On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.


Bankers Trust, subject to the supervision and direction of the Fund's Board of Trustees, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund and employs professional investment managers and securities analysts who provide research services to the Fund. All orders for investment transactions on behalf of the Fund are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Fund only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Fund may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Bankers Trust receives a fee from the Fund, computed daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee; without such waivers the Fund's advisory fee under its Investment Advisory Agreement would equal 0.15%.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Fund and Trust described in this Memorandum and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust acts as administrator, transfer agent, shareholder servicing agent, custodian and dividend disbursing agent. As the Fund's administrator, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Fund in all aspects of the administration and operation of the Trust. Under its Administration and Services Agreement with the Trust, Bankers Trust receives a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Fund. This fee is included in the Fund's other expenses (See "Summary of the Fund Expenses" herein). Under the Administration and Services Agreement, Bankers Trust may delegate one or

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more of its responsibilities to others at Bankers Trust's expense. For more information, see the SAI.


PLACEMENT AGENT


Under its Placement Agent Agreement with the Fund, ICC, as Placement Agent, serves as the Trust's principal underwriter on a best efforts basis. In addition, ICC provides distribution services for other registered investment companies. The principal business address of ICC is Two Portland Square, Portland, Maine 04101.

SERVICE AGENT

Bankers Trust acts as Service Agent pursuant to its Administration and Services Agreement with the Fund and receives no additional compensation from the Fund for such shareholder services. The services provided by Bankers Trust as Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, performing shareholder sub-accounting, answering client inquiries regarding the Fund, transmitting proxy statements, updating offering documents and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the shareholders may reasonably request and agree upon with the Service Agent.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as custodian of the assets of the Fund and serves as the transfer agent for the Fund under the Administration and Services Agreement with the Fund.

ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990, under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses or private offering memoranda. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts Business Trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. As of April 1, 1998, Bankers Trust Company, Jersey City, New Jersey, acting in various capacities for numerous accounts, owned approximately 100% of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters as presented for a vote of shareholders.

Shareholders of all the series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

EXPENSES OF THE FUND

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust, including investment advisory fees, administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations.

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BT INSTITUTIONAL FUNDS
INSTITUTIONAL TREASURY ASSETS FUND

INVESTMENT ADVISER AND ADMINISTRATOR
BANKERS TRUST COMPANY


PLACEMENT AGENT
ICC DISTRIBUTORS, INC.


CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP


COUNSEL
WILLKIE FARR & GALLAGHER

                              --------------------

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Confidential Private Offering Memorandum or its Confidential SAI in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Confidential Private Offering Memorandum does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                              --------------------